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                                                                    EXHIBIT 23.5



                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Washington Mutual, Inc. on Form S-4 of our report dated February 9, 1999, appearing in the Annual Report on Form 10-K of Bank United Corp. for the year ended September 30, 1998.




/s/ PAYNE FALKNER SMITH & JONES, P.C.
Dallas, Texas
October 2, 2000